UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2005

MYLAN LABORATORIES INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-9114	25-1211621
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
Incorporation)

1500 Corporate Drive
Canonsburg, PA 15317
(Address of principal executive offices)

(724) 514-1800
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events.

     Mylan Laboratories Inc., a Pennsylvania corporation, hosted a conference call for investors on Thursday, March 10, 2005. A copy of the transcript of the Q&A portion of the conference call is attached hereto as Exhibit 99.1. For a copy of the prepared script for the call, please see Exhibit 99.1 to the Current Report on Form 8-K dated March 10, 2005.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
99.1	Transcript of the Q&A Portion of the Mylan Laboratories Inc.
Investor Conference Call, held March 10, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN LABORATORIES INC.
Date: March 11, 2005	By:	/s/ Edward J. Borkowski
Edward J. Borkowski
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of the Q&A Portion of the Mylan Laboratories Inc.
Investor Conference Call, held March 10, 2005.